INCOME TAXES	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 6:-	INCOME TAXES

a.	Tax laws applicable to the Company:

Taxable income of Israeli companies is subject to tax at the rate of 25% in 2012 and 2013  and a rate of 26.5% in 2014 and afterwards.

b.	Net operating losses carry forward:

The Company has accumulated losses for tax purposes as of December 31, 2014 in the amount of $684, which may be carried forward and offset against taxable income in the future for an indefinite period.

c.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets are as follows:

	December 31,
	2014	2013

Operating loss carry forward	$181	$166
Research and development expenses	923	142
Issuance expenses	671	-
Other	16	4

Net deferred tax asset before valuation allowance	1,791	312
Valuation allowance	(1,791)	(312)

Net deferred tax asset	$-	$-

Management currently believes that since the Company has a history of losses it is more likely than not that the deferred tax regarding the loss carry forward and other temporary differences will not be realized in the foreseeable future.

d.	No liability for uncertain tax positions was recorded as of December 31, 2014 and 2013.

e.
The main reconciling item between the statutory tax rate of the Company and the effective tax rate is the recognition of valuation allowances in respect of deferred taxes due to the uncertainty of the realization of such deferred taxes.